*                                                                       *

                                    Municipal
                                   High Income
                                    Fund Inc.

                                [GRAPHIC OMITTED]

                                                                 Annual
                                                                 Report

                                                                    *

                                                                 October
                                                                31, 2000

========================================*=======================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the annual report for the Municipal High Income Fund Inc. ("Fund") for the year ended October 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

      During the past twelve months, the Fund distributed income dividends to shareholders totaling $0.58 per share. The table below details the annualized distribution rate and the twelve-month total return for the Fund based on its October 31, 2000 net asset value ("NAV")(1) per share and the New York Stock Exchange ("NYSE") closing price.

          Price                 Annualized              Twelve-Month
         Per Share          Distribution Rate(2)       Total Return(2)
         ---------          --------------------       ---------------
        $8.86 (NAV)                6.57%                    5.97%
        $8.125 (NYSE)              7.16%                    9.39%

      During the period the Fund generated a total return based on NAV of 5.97%. In comparison, the Fund's Lipper Inc. ("Lipper") peer group of high yield municipal debt funds returned 3.55% based on NAV for the same period.(3)

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0485 for twelve months. This rate is as of November 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3)   Lipper is a major independent fund-tracking organization.


                                       1
================================================================================

========================================*=======================================

Investment Strategy

      The Fund's investment objective is high current income exempt from federal income tax.(4) The Fund generally invests in intermediate and long-term municipal obligations.

      Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the market. We tend to emphasize longer and intermediate-term maturities, where most of the benefits of the steep positive slope of the municipal yield curve(5) can be obtained.

      During the period, the Fund's average credit quality remained relatively high. Although quality spreads during the period have widened due to earnings pressure, especially in hospital- and healthcare-related sectors, the difference in yield between the highest-quality issues and medium grade issues has, in our view, remained relatively modest. We think our proprietary research enables us to invest in select medium-term credits for which perceived market risk may be greater than our analysis otherwise indicates. Moreover, while no guarantees can be made, we think our strategy may have the potential to increase income over time.

      During the period, we took advantage of rising interest rates to generate additional yield in the Fund's portfolio. We also looked to incorporate additional call protection(6) into the Fund by selling off some of our higher coupon bonds with shorter calls,(7) and replacing them with bonds that have similar high coupon structure, but are not subject to early call.

      One of the ways that we manage the Fund is to seek to create a built-in income stream for the long term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, we have a fairly long weighted-average life(8) in the Fund's portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide our shareholders with consistent income if interest rates do in fact go down.

----------
(4) Please note that a portion of the distributions from the Fund may be subject to the Alternative Minimum Tax ("AMT").
(5) The yield curve is the graphical depiction of the relationship between the yield on the bonds of the same credit quality but different maturities.
(6) Call protection is the length of time during which a security cannot be redeemed by the issuer.
(7) Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.
(8) Average life is the length of time before the principal of debt issues is scheduled to be repaid through amortization or sinking fund.


                                       2
================================================================================

========================================*=======================================

Market Overview and Outlook

      As stock market volatility continues, we believe the case for including bonds as part of a well-diversified portfolio has strengthened. As investors begin to rethink the returns they can expect from stocks, we believe more and more investors may consider the potential advantages of bonds, specifically municipal bonds. Recently, bond investors have had many factors with which to contend -- strong economic growth, inflation fears, the decline in U.S. Treasury supply, credit concerns for corporate bonds and potential tax law changes.

      Key factors that could ignite inflation and push yields higher for now appear to be off the radar screen. Growth is slowing, underlying inflation is low despite rising commodity prices, and higher productivity gains continue to offset increases in labor costs. In our opinion, the Federal Reserve Board ("Fed") should remain benign in the near-term, but a likely policy direction going forward may be towards lower short-term interest rates, which should not slow the economy too much.

      In the overall bond market, yield spreads have narrowed and benchmark yield levels have dropped by nearly a percentage point during the period in response to evidence that underlying inflation risks may have subsided and economic growth is slowing down from the rapid 6% annual pace of the past year. We think there is a good chance that the decline in yields has further to go. Yet, on the other hand, a host of technical and other considerations may slow the market or cause yields to rise temporarily, barring a dramatic new sign that the U.S. economic expansion is slowing below an expected 3% to 4% annual pace.

      Our overall outlook for interest rates remains favorable and our expectations for the municipal bond market is one of cautious optimism. The municipal bond market continues to be dominated by supply and demand factors such as lower new issue volume, strong retail demand and very limited institutional demand.

      New issue supply in the municipal bond market continues to trail far behind levels reached in 1998 and 1999. As of October 31, 2000, new issue supply was down roughly 17% from 1999 levels. Issuance for new projects is up slightly but refundings have plummeted, because yields are not low enough to allow issuers to benefit from a refinancing. Issuance this year should come in at roughly $185 billion, down from $227 billion in 1999, and supply in future years should stay in the current range.

      Individual investor demand for municipals has remained strong, despite the recent decrease in yields from early 2000 levels. Given the small size of the municipal bond market relative to the stock market, even a modest shift of assets out of stocks and into municipals can create significant amount of new demand.


                                       3
================================================================================

========================================*=======================================

      Thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                    /s/ Peter M. Coffey

Heath B. McLendon                        Peter M. Coffey
Chairman                                 Vice President and
                                         Investment Officer

November 21, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2000 and is subject to change.


                                       4
================================================================================

========================================*=======================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 30. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------


                                       5
================================================================================

*                                                Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                     SECURITY                                          VALUE
====================================================================================================
Alabama -- 3.7%
 $    55,000  Aaa*  Alabama HFA, Single-Family Housing Revenue,
                      10.500% due 12/1/02 ..........................................      $   56,787
   4,000,000  BBB   Butler, AL IDB, Solid Waste Disposal Revenue, (James River
                      Corp. Project), 8.000% due 9/1/28 (b) ........................       4,320,000
     615,000  NR    Capstone Improvement District, Brookwood AL,
                      7.700% due 8/15/23 ...........................................         599,625
   1,000,000  CCC   Mobile, AL IDB, Solid Waste Disposal Revenue, (Mobile
                      Energy Services Co. Project), 6.950% due 1/1/20 (c) ..........         380,000
   1,000,000  AAA   West Jefferson, AL Amusement & Public Park Authority
                      Revenue, (Visionland Project), (Pre-Refunded-- Escrowed
                      with U.S. government securities to 12/1/06 Call @ 102),
                      8.000% due 12/1/26 ...........................................       1,187,500
                                                                                          ----------
                                                                                           6,543,912
                                                                                          ----------
Arizona -- 2.7%
   1,750,000  BB    Gila County, AZ IDA Revenue, ASARCO Inc.,
                      5.550% due 1/1/27 ............................................       1,404,375
                    Maricopa, AZ IDA, Multi-Family Housing Revenue:
     500,000  NR      Avalon Apartment Projects, Series C, 10.000% due 4/1/30 ......         510,000
   1,000,000  NR      Gran Victoria Housing LLC Project, Series B,
                        10.000% due 5/1/31 .........................................       1,012,500
   1,840,000  NR    Phoenix, AZ IDA, Multi-Family Housing Revenue,
                      (Ventana Palms Apartments Project), Series B,
                      8.000% due 10/1/34 ...........................................       1,840,000
                                                                                          ----------
                                                                                           4,766,875
                                                                                          ----------
Arkansas -- 0.6%
   1,000,000  BBB-  Arkansas State Development Finance Authority,
                      Hospital Revenue, Washington Regional Medical Center,
                      7.375% due 2/1/29 ............................................       1,000,000
                                                                                          ----------
California -- 2.0%
   1,500,000  NR    Barona, CA Band of Mission Indians, 8.250% due 1/1/20 ..........       1,573,125
   1,865,000  Ba2*  Vallejo, CA Certificates of Participation, Touro University,
                      7.375% due 6/1/29 ............................................       1,948,925
                                                                                          ----------
                                                                                           3,522,050
                                                                                          ----------
Colorado -- 2.4%
   2,000,000  NR    Colorado Health Facilities Authority Revenue, (Beth Israel
                      at Shalom Park Project), 7.250% due 12/15/25 .................       2,007,500
   1,175,000  A     Denver, CO City & County Airport Revenue,
                      Series A, 8.000% due 11/15/25 (b).............................       1,207,054
   1,000,000  NR    Highline Business Improvement District, Littleton CO,
                      Series B, 8.750% due 12/15/19.................................       1,015,000
                                                                                          ----------
                                                                                           4,229,554
                                                                                          ----------

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                         VALUE
=====================================================================================================
Connecticut -- 1.9%
                     Connecticut State Development Authority:
$  1,735,000  NR       Aquarium Project Revenue, (Mystic Marinelife Aquarium
                         Project), Series A, 7.000% due 12/1/27 .....................      $1,763,194
   1,475,000  NR       Health Care Revenue, (Independent Living Project),
                         (Pre-Refunded-- Escrowed with state & local
                         government securities to 7/1/03 Call @ 102),
                         Series B, 8.000% due 7/1/17 ................................       1,607,750
                                                                                           ----------
                                                                                            3,370,944
                                                                                           ----------
Delaware -- 0.5%
   1,000,000  NR     Sussex County, DE Assisted Living Facility Revenue,
                       (Heritage at Milford Project), 7.250% due 7/1/29 .............         923,750
                                                                                           ----------
Florida -- 5.2%
   2,000,000  NR     Capital Projects Finance Authority, Student Housing Revenue,
                       CAFRA  Capital Corp., Series A, 7.850% due 8/15/31 ...........       1,970,000
   2,000,000  NR     Florida Housing Finance Corp., Multi-Family Housing
                       Revenue, (Whistlers Cove Apartment Project),
                       6.500% due 1/1/39 (b) ........................................       1,897,500
   2,750,000  NR     Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                       Project), Series A, 6.750% due 7/1/29 ........................       2,499,062
     875,000  NR     Homestead, FL IDR, Community Rehabilitation Providers
                       Program, Series A, 7.950% due 11/1/18 ........................         912,187
   2,000,000  BBB-   Martin County, FL IDA, IDR, (Indiantown Cogeneration
                       Project), Series A, 7.875% due 12/15/25 (b) ..................       2,040,000
                                                                                           ----------
                                                                                            9,318,749
                                                                                           ----------
Georgia -- 4.4%
   1,500,000  NR     Atlanta, GA Urban Residential Finance Authority, Multi-Family
                       Housing Revenue, Park Place Apartments, Series A,
                       6.750% due 3/1/31 ............................................       1,413,750
   2,000,000  NR     Clayton County, GA Development Authority Revenue,
                       Senior Care Group Inc., (Bayberry Project), Series A,
                       6.750% due 7/1/29 ............................................       1,752,500
   1,000,000  NR     Forsyth County, GA Hospital Authority, Revenue Anticipation
                       Certificates, (Baptist Health Care System Project),
                       6.375% due 10/1/28 ...........................................         832,500
     500,000  NR     Fulton County, GA Residential Care Facilities, Sr. Lien,
                       RHA Assisted Living, Series A, 7.000% due 7/1/29 .............         418,125
   1,000,000  NR     Gainesville & Hall County, GA Development Authority Revenue,
                       Senior Living Facility, Lanier Village, Series C,
                       7.250% due 11/15/29 ..........................................         967,500
   1,435,000  NR     Savannah, GA EDA Revenue, Marshview Inn, Series A,
                       7.125% due 7/1/29 ............................................       1,332,756


                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                        VALUE
===================================================================================================
Georgia -- 4.4% (continued)
$  1,000,000  NR    Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                      Project), 8.500% due 9/1/07 .................................     $ 1,071,250
                                                                                        -----------
                                                                                          7,788,381
                                                                                        -----------
Illinois -- 1.5%
   6,750,000  AAA   Chicago, IL Board of Education, Capital Appreciation, GO,
                      (School Reform Project), Series B-1, FGIC-Insured,
                      zero coupon bond to yield 5.214% due 12/1/31 ................       1,071,562
   2,000,000  A-    Illinois Development Finance Authority, Hospital Revenue,
                      Adventist Health System/Sunbelt Obligation Group,
                      5.500% due 11/15/29 .........................................       1,645,000
                                                                                        -----------
                                                                                          2,716,562
                                                                                        -----------
Indiana -- 2.4%
   2,500,000  BB    East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                      6.800% due 6/1/13 ...........................................       2,396,875
   1,000,000  B+    Indiana State Development Finance Authority, PCR, (Inland
                      Steel Co. Project No. 13), 7.250% due 11/1/11 (b) ...........         963,750
   1,000,000  NR    Indianapolis, IN Multi-Family Revenue, (Lake Nora Fox Club
                      Project), Series B, 7.500% due 10/1/29 ......................         978,750
                                                                                        -----------
                                                                                          4,339,375
                                                                                        -----------
Kentucky -- 2.2%
   2,310,000  NR    Jefferson County, KY Student Housing, Individual Building
                      Revenue, Collegiate Housing Foundation, Series A,
                      7.000% due 9/1/19 ...........................................       2,315,775
   1,500,000  BBB-  Kenton County, KY Airport Board Revenue, (Delta Airlines
                      Project), Series A, 7.500% due 2/1/20 (b) ...................       1,558,125
                                                                                        -----------
                                                                                          3,873,900
                                                                                        -----------
Louisiana -- 5.7%
   1,200,000  A3*   Lake Charles, LA Harbor & Terminal District, Port Facilities
                      Revenue, (Trunkline LNG Co. Project),
                      7.750% due 8/15/22 ..........................................       1,279,500
   2,000,000  NR    Louisiana Local Government Environmental Facilities,
                      Community Development Authority Revenue, St. James
                      Place, Series A, 8.000% due 11/1/25 .........................       2,007,500
   1,500,000  NR    Louisiana Public Facilities Authority, Hospital Revenue, (Lake
                      Charles Memorial Hospital Project), 8.625% due 12/1/30 ......       1,479,375
                    Port of New Orleans, LA IDR:
                      Avondale Industries, Inc. Project:
   1,195,000  NR        8.250% due 6/1/04 .........................................       1,274,169
   2,900,000  NR        8.500% due 6/1/14 .........................................       3,161,000
   1,000,000  BB-     Continental Grain Co. Project, 7.500% due 7/1/13 ............       1,005,000
                                                                                        -----------
                                                                                         10,206,544
                                                                                        -----------

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                          VALUE
=====================================================================================================
Maine -- 0.0%
                     Maine State Housing Authority, Mortgage Purchase Revenue:
$     15,000  AA       Series C-2, 7.000% due 11/15/32 (b) .........................      $    15,600
      20,000  AA       Series D-1, 8.300% due 11/15/28 (b) .........................           20,135
                                                                                          -----------
                                                                                               35,735
                                                                                          -----------
Maryland -- 1.7%
   3,000,000  NR     Maryland State Economic Development Corporate Revenue,
                       Chesapeake Bay, Series A, 7.730% due 12/1/27 ................        3,060,000
                                                                                          -----------
Massachusetts -- 9.5%
   1,000,000  NR     Boston, MA Industrial Development Financing Authority
                       Revenue, (Roundhouse Hospitality LLC Project),
                       7.875% due 3/1/25 (b) .......................................        1,001,250
     975,000  NR     Massachusetts State Development Finance Agency
                       Revenue, Alliance Health Care Facility, Series A,
                       7.100% due 7/1/32 ...........................................          884,813
                     Massachusetts State Health & Educational Facilities
                       Authority Revenue:
   1,000,000  AAA        Beth Israel Deaconess Medical Center, Series G-4,
                           AMBAC-Insured, Variable Rate INFLOS,
                           7.407% due 7/1/25 (d) ...................................        1,015,000
   1,000,000  BBB        Caritas Christi Obligation Group, Series A,
                           5.625% due 7/1/20 .......................................          851,250
   1,250,000  Ba2*       Saint Memorial Medical Center Project, Series A,
                           6.000% due 10/1/23 ......................................          965,625
   1,840,000  Aa3*   Massachusetts State HFA, Single-Family Housing Revenue,
                       Series 38, 7.200% due 12/1/26 (b) ...........................        1,934,300
                     Massachusetts State Industrial Finance Agency Revenue:
   2,000,000  NR       Assisted Living Facility, (Marina Bay LLC Project),
                         7.500% due 12/1/27 (b) ....................................        1,992,500
     500,000  NR       Chestnut Knoll Project, Series A,
                         5.625% due 2/15/25 ........................................          387,500
                       Resource Recovery, (SEMASS Partnership Project):
   1,700,000  NR         Series A, 9.000% due 7/1/15 ...............................        1,786,632
   5,740,000  NR         Series B, 9.250% due 7/1/15 (b) ...........................        6,037,791
                                                                                          -----------
                                                                                           16,856,661
                                                                                          -----------
Michigan -- 3.5%
   2,000,000  BB-    Detroit, MI Local Development Finance Authority,
                       Tax Increment, Series A, 5.500% due 5/1/21 ..................        1,812,500
                     Garden City, MI Hospital Finance Authority, Hospital
                       Revenue, Garden City Hospital Obligation Group, Series A:
   2,000,000  Ba3*       5.625% due 9/1/10 .........................................        1,725,000
   1,000,000  Ba3*       5.750% due 9/1/17 .........................................          815,000

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                          VALUE
=====================================================================================================
Michigan -- 3.5% (continued)
$  2,000,000  NR     Michigan State Strategic Fund, Resource Recovery Limited
                       Obligation Revenue, Central Wayne Energy Recovery LP,
                       Series A, 6.900% due 7/1/19 (b) ..............................     $ 1,807,500
                                                                                          -----------
                                                                                            6,160,000
                                                                                          -----------
Minnesota -- 1.0%
   2,000,000  NR     Sartell, MN Health Care & Housing Facilities Revenue,
                       (Foundation for Healthcare Project), Series A,
                       6.500% due 9/1/16 ............................................       1,802,500
                                                                                          -----------
Montana -- 2.5%
   4,530,000  NR     Montana State Board of Investment Resource Recovery
                       Revenue, (Yellowstone Energy LP Project),
                       7.000% due 12/31/19 (b) ......................................       4,388,438
                                                                                          -----------
New Hampshire -- 0.8%
   1,000,000  BBB-   New Hampshire Higher Educational & Health Facilities
                       Authority Revenue, New Hampshire College,
                       6.375% due 1/1/27 ............................................         960,000
     500,000  BBB-   New Hampshire State Business Finance Authority, PCR,
                       (Public Service Co. of New Hampshire), Series D,
                       Remarketed 5/1/98, 6.000% due 5/1/21 (b) .....................         470,000
                                                                                          -----------
                                                                                            1,430,000
                                                                                          -----------
New Jersey -- 5.9%
   3,000,000  B1*    Camden County, NJ Improvement Authority Revenue, (Health
                       Care Redevelopment Project -- Cooper Health System),
                       5.875% due 2/15/15 ...........................................       2,175,000
                     New Jersey EDA, Series A:
   1,000,000  NR       Healthcare Facility Revenue, Sayreville Senior Living Project,
                         6.375% due 4/1/29 ..........................................         847,500
   1,000,000  NR       Retirement Community Revenue, Seabrook Village Inc.,
                         8.250% due 11/15/30 ........................................         986,250
                     New Jersey Health Care Facilities Financing Authority Revenue:
     735,000  Baa3*    Palisades Medical Center Obligation Group, Unrefunded,
                         7.600% due 7/1/21 ..........................................         739,594
   2,000,000  NR       Raritan Bay Medical Center, 7.250% due 7/1/27  ...............       1,790,000
   3,000,000  BBB-     Trinitas Hospital Obligation Group, 7.500% due 7/1/30 ........       3,097,500
     800,000  NR     New Jersey State Educational Facilities Authority Revenue,
                       Fairleigh Dickinson University, Series C,
                       6.625% due 7/1/23 ............................................         803,000
                                                                                          -----------
                                                                                           10,438,844
                                                                                          -----------
New Mexico -- 0.3%
     475,000  AAA    New Mexico Mortgage Finance Authority, Single-Family
                       Mortgage Program, Sr. Note, Series B, FHA-Insured,
                       8.300% due 3/1/20 (b) ........................................         494,000
                                                                                          -----------

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                          VALUE
=====================================================================================================
New York -- 4.2%
                     Monroe County, NY IDR, Agency:
$  1,900,000  NR       Empire Sports Project, Series A, 6.250% due 3/1/28 ...........      $1,610,250
   1,000,000  NR       Woodland Village Project, 8.550% due 11/15/32  ...............       1,007,500
                     New York City, NY IDA, Civic Facility Revenue:
   1,500,000  NR       7.500% due 8/1/26 ............................................       1,505,625
   1,500,000  NR       Series A-1, 8.125% due 7/1/19 ................................       1,515,000
                     Suffolk County, NY Industrial Development Agency, Civic
                       Facility Revenue, Southampton Hospital Association:
   1,000,000  NR         Series A, 7.250% due 1/1/20 ................................         933,750
   1,000,000  NR         Series B, 7.625% due 1/1/30 ................................         955,000
                                                                                           ----------
                                                                                            7,527,125
                                                                                           ----------
North Carolina -- 2.8%
   2,300,000  NR     Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                       International Airport, 5.600% due 7/1/27 (b) .................       1,742,250
                     North Carolina Medical Care Commission:
                       Health Care Facilities Revenue, First Mortgage,
                         (De Paul Community Facilities Project):
   1,440,000  NR           6.125% due 1/1/28 ........................................       1,193,400
   1,000,000  NR           7.625% due 11/1/29 .......................................         968,750
     800,000  Baa1*    Hospital Revenue, Halifax Regional Medical Center Inc.,
                         5.000% due 8/15/24 .........................................         615,000
     500,000  BBB-   Raleigh Durham, NC Airport Authority Facilities Revenue,
                       (American Airline Project), 9.400% due 11/1/00 ...............         500,000
                                                                                           ----------
                                                                                            5,019,400
                                                                                           ----------
Ohio -- 2.1%
   1,500,000  BBB    Cuyahoga County, OH Hospital Facilities Revenue,
                       (Canton Inc. Project), 7.500% due 1/1/30 .....................       1,569,375
   1,500,000  AAA    Montgomery County, OH Health Systems Revenue, Series B-1,
                       (Pre-Refunded -- Escrowed with state & local government
                       securities to 7/1/06 Call @ 102), 8.100% due 7/1/18 ..........       1,755,151
   1,250,000  NR     Ohio State Solid Waste Revenue, Republic Engineered
                       Steels Inc., 9.000% due 6/1/21 (b) ...........................         375,000
                                                                                           ----------
                                                                                            3,699,526
                                                                                           ----------
Oklahoma -- 0.8%
   2,000,000  BB+    Oklahoma Development Finance Authority Revenue,
                       Hillcrest Healthcare System, Series A,
                       5.625% due 8/15/29 ...........................................       1,395,000
                                                                                           ----------
Pennslyvania -- 11.1%
   2,200,000  B      Allegheny County, PA IDA, Airport Special Facilities Revenue,
                       (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b) ........       2,241,250

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                          VALUE
=====================================================================================================
Pennslyvania -- 11.1% (continued)
                     Beaver County, PA IDA, PCR:
$  1,500,000  Baa3*    Cleveland Electric Illuminating Co. Project,
                         7.625% due 5/1/25 ..........................................     $ 1,591,875
   2,000,000  Baa3*    Toledo Edison Co. Project, 7.625% due 5/1/20 .................       2,140,000
   3,000,000  NR     Dauphin County, PA General Authority Revenue, Hotel &
                       Conference Center, Hyatt Regency, 6.200% due 1/1/29 ..........       2,752,500
   2,500,000  A      Luzerne County, PA IDA, Exempt Facilities Revenue,
                       (Pennsylvania Gas & Water Co. Project), Series B,
                       7.125% due 12/1/22 (b) .......................................       2,631,250
   2,840,000  NR     Montgomery County, PA Higher Education & Health Authority
                       Revenue, Temple Continuing Care Center,
                       6.625% due 7/1/19 ............................................       2,541,800
     365,000  NR     Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc. ..
                       Project), 6.875% due 2/1/03 ..................................         364,960
   1,000,000  NR     Philadelphia, PA Authority for Industrial Development Revenue,
                       (Host Marriott LP Project), Remarketed 10/31/95,
                       7.750% due 12/1/17 (b) .......................................       1,060,000
                     Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                       (Moses Taylor Hospital Project):
   1,905,000  BBB-       6.150% due 7/1/14 ..........................................       1,704,975
   3,050,000  BBB-       6.250% due 7/1/20 ..........................................       2,649,688
                                                                                          -----------
                                                                                           19,678,298
                                                                                          -----------
Puerto Rico -- 0.8%
   1,750,000  BBB-   Puerto Rico Industrial Tourist Educational, Medical &
                       Environmental Control Facilities, (Mennonite General
                       Hospital Project), Series A, 5.625% due 7/1/27 ...............       1,432,813
                                                                                          -----------
South Carolina -- 2.3%
                     Connector 2000 Association Inc., SC Toll Road Revenue,
                       Sr. Notes:
                         Capital Appreciation, Series B:
   3,100,000  BBB-         Zero coupon bond to yield 5.830% due 1/1/27 ..............         453,375
   7,750,000  BBB-         Zero coupon bond to yield 5.850% due 1/1/34 ..............         678,125
   2,000,000  BBB-       Southern Connector Project, Series A,
                           5.375% due 1/1/38 ........................................       1,517,500
     685,000  NR     Florence County, SC IDR, Stone Container Corp.,
                       7.375% due 2/1/07 ............................................         691,850
     705,000  NR     McCormick County, SC COP, 9.750% due 7/1/09 ....................         715,462
                                                                                          -----------
                                                                                            4,056,312
                                                                                          -----------
South Dakota -- 1.0%
   1,775,000  NR     Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                       7.500% due 7/1/13 ............................................       1,778,461
                                                                                          -----------

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                          VALUE
=====================================================================================================
Tennessee -- 0.7%
$  1,415,000  NR     Shelby County, TN Health, Educational & Housing Facilities
                       Board Revenue, Multi-Family Housing, (Hedgerow
                       Apartments Project), 6.875% due 7/1/36 .......................     $ 1,328,331
                                                                                          -----------
Texas -- 7.5%
     560,000  A2*    El Paso, TX Housing Finance Corp., Single-Family Mortgage
                       Revenue, Series A, FHA/VA-Insured, 8.750% due 10/1/11 ........         585,021
   2,000,000  Ba2*   El Paso, TX International Airport Revenue, Special Facilities,
                       (Marriott Corp. Project), 7.750% due 3/1/12 ..................       2,057,500
   3,000,000  Ba1*   Houston, TX Airport Systems Revenue, Special Facilities,
                       Continental Airlines Inc., Series C,
                       6.125% due 7/15/27 (b) .......................................       2,658,750
  10,000,000  AAA    Houston, TX Water & Sewer System Revenue, Capital
                       Appreciation, Series A, FSA-Insured, zero coupon bond to
                       yield 5.500% due 12/1/28 .....................................       1,975,000
                     Northgate Crossing, TX Municipal Utility:
   1,000,000  CCC++    District No. 1, GO, 8.875% due 12/1/13 .......................         986,250
   1,000,000  CCC++    District No. 2, (Pre-Refunded -- Escrowed with U.S.
                         government securities to 12/1/00 Call @ 100),
                         8.875% due 12/1/13 (e) .....................................       1,003,340
                     Sam Rayburn, TX Municipal Power Agency,
                       Series A:
   2,645,000  BB         6.750% due 10/1/14 .........................................       2,648,306
   1,500,000  BB         6.250% due 10/1/17 .........................................       1,455,000
                                                                                          -----------
                                                                                           13,369,167
                                                                                          -----------
Utah -- 2.1%
   1,675,000  NR     Hurricane, UT Health Facilities Development Revenue,
                       (Mission Health Services Project), 10.500% due 7/1/20 ........       1,732,201
   2,000,000  NR     Utah State HFA Revenue, (RHA Community Services
                       of Utah Inc. Project), Series A, 6.875% due 7/1/27 ...........       1,932,500
                                                                                          -----------
                                                                                            3,664,701
                                                                                          -----------
Virginia -- 2.2%
     600,000  NR     Alexandria, VA Redevelopment & Housing Authority,
                       Multi-Family Housing Revenue, (Parkwood Court
                       Apartments Project), Series C, 8.125% due 4/1/30 .............         609,000
   1,000,000  NR     Fairfax County, VA EDA Revenue, Retirement Community,
                       Greenspring Village Inc., Series A, 7.500% due 10/1/29 .......         998,750
  23,400,000  BBB-   Pocahontas Parkway Association, VA Toll Road Revenue,
                       Capital Appreciation, Sr. Notes, Series B, zero coupon
                       bond to yield 7.438% due 8/15/34 .............................       2,252,250
                                                                                          -----------
                                                                                            3,860,000
                                                                                          -----------

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 2000
================================================================================

 FACE
AMOUNT      RATING(a)                      SECURITY                                       VALUE
===================================================================================================
West Virginia -- 0.6%
 $ 1,000,000  NR    West Virginia Economic Development Authority Revenue,
                      (Stonewall Jackson Project), Series B,
                      8.000% due 4/1/30 .........................................      $  1,007,500
                                                                                       ------------
Wisconsin -- 1.4%
                    Wisconsin State Health & Educational Facilities
                      Authority Revenue:
   1,060,000  BBB+      Aurora Health Care Inc., Series A, 5.600% due 2/15/29 ...           869,200
   1,770,000  NR        Benchmark Healthcare of Green Bay Inc. Project,
                          Series A, 7.750% due 5/1/27 ...........................         1,597,425
                                                                                       ------------
                                                                                          2,466,625
                                                                                       ------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $182,900,012**) ....................................      $177,550,033
                                                                                       ============

---------
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++), are rated by Fitch IBCA, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is currently in default.
(d) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 16 through 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                    October 31, 2000 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                                          Standard &           Percent of
            Moody's        and/or           Poor's          Total Investments
--------------------------------------------------------------------------------
              Aaa                             AAA                  4.3%
              Aa                              AA                   1.1
               A                               A                   4.1
              Baa                             BBB                 18.6
              Ba                              BB                  12.6
               B                               B                   3.0
              Caa                             CCC                  1.3*
              NR                              NR                  55.0
                                                                 -----
                                                                 100.0%
                                                                 =====
--------------------------------------------------------------------------------

----------
* 1.1% was rated by Fitch IBCA, Inc.

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)
================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B      -- Bonds rated "BB" and "B" are regarded, on balance, as
CCC and CC    predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa        -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A          -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

*                                                Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)
================================================================================

Baa        -- Bonds rated "Baa" are considered as medium grade obligations,
              i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB        -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC, CC, C -- Default on bonds rated "CCC", "CC", and "C" by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR         -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1     -- Moody's highest rating for issues having a demand feature -- VRDO.

*                                                Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE  -- College Construction Loan Insurance Association
LEE
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
ETM     -- Escrowed to Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financing Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRWE    -- Variable Rate Wednesday Demand

*                                                Municipal High Income Fund Inc.
                                             Statement of Assets and Liabilities
                                                                October 31, 2000
================================================================================

ASSETS:
   Investments, at value (Cost -- $182,900,012) .............     $ 177,550,033
   Interest receivable ......................................         4,074,171
   Cash .....................................................            24,010
                                                                  -------------
   Total Assets .............................................       181,648,214
                                                                  -------------
LIABILITIES:
   Dividends payable ........................................           197,442
   Investment advisory fees payable .........................            65,575
   Administration fees payable ..............................            32,527
   Accrued expenses .........................................            26,835
                                                                  -------------
   Total Liabilities ........................................           322,379
                                                                  -------------
Total Net Assets ............................................     $ 181,325,835
                                                                  =============
NET ASSETS:
   Par value of capital shares ..............................     $     204,551
   Capital paid in excess of par value ......................       189,974,124
   Undistributed net investment income ......................           103,670
   Accumulated net realized loss from security transactions .        (3,606,531)
   Net unrealized depreciation of investments ...............        (5,349,979)
                                                                  -------------
Total Net Assets ............................................     $ 181,325,835
                                                                  =============
Shares Outstanding ..........................................        20,455,083
                                                                  -------------
Net Asset Value .............................................     $        8.86
                                                                  -------------

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                                         Statement of Operations
                                             For the Year Ended October 31, 2000
================================================================================

INVESTMENT INCOME:
   Interest .................................................      $ 13,472,713
                                                                   ------------
EXPENSES:
   Investment advisory fees (Note 3) ........................           725,096
   Administration fees (Note 3) .............................           362,548
   Audit and legal ..........................................            58,966
   Shareholder communications ...............................            40,346
   Shareholder and system servicing fees ....................            34,876
   Directors' fees ..........................................            27,354
   Pricing service fees .....................................            15,425
   Custody ..................................................             8,550
   Other ....................................................            12,041
                                                                   ------------
   Total Expenses ...........................................         1,285,202
                                                                   ------------
Net Investment Income .......................................        12,187,511
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales ....................................        48,444,675
     Cost of securities sold ................................        49,191,725
                                                                   ------------
   Net Realized Loss ........................................          (747,050)
                                                                   ------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of year ......................................        (3,055,104)
     End of year ............................................        (5,349,979)
                                                                   ------------
   Increase in Net Unrealized Depreciation ..................        (2,294,875)
                                                                   ------------
Net Loss on Investments .....................................        (3,041,925)
                                                                   ------------
Increase in Net Assets From Operations ......................      $  9,145,586
                                                                   ============

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                                                 For the Years Ended October 31,
================================================================================

                                                    2000               1999
                                                    ----               ----
OPERATIONS:
   Net investment income .................     $  12,187,511      $  11,804,409
   Net realized loss .....................          (747,050)          (834,124)
   Increase in net unrealized depreciation        (2,294,875)       (14,779,115)
                                               -------------      -------------
   Increase (Decrease) in Net Assets
     From Operations .....................         9,145,586         (3,808,830)
                                               -------------      -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income .................       (11,904,853)       (11,918,813)
                                               -------------      -------------
   Decrease in Net Assets From
     Distributions to Shareholders .......       (11,904,853)       (11,918,813)
                                               -------------      -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
     reinvestment of dividends ...........                --          1,868,671
                                               -------------      -------------
  Increase in Net Assets From
     Fund Share Transactions .............                --          1,868,671
                                               -------------      -------------
Decrease in Net Assets ...................        (2,759,267)       (13,858,972)

NET ASSETS:
   Beginning of year .....................       184,085,102        197,944,074
                                               -------------      -------------
   End of year* ..........................     $ 181,325,835      $ 184,085,102
                                               =============      =============

* Includes undistributed (overdistributed)
     net investment income of ............     $     103,670      $    (178,988)
                                               =============      =============

                       See Notes to Financial Statements.

*                                                Municipal High Income Fund Inc.
                                                   Notes to Financial Statements
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service. Securities with no readily obtainable market quotations are valued at fair value as determined by an independent pricing service under the supervision of the Fund's Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      In addition, during November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

*                                                Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)
================================================================================

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment advisor to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the year ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .......................................................   $53,620,432
                                                                    ===========
Sales ...........................................................   $48,444,675
                                                                    ===========

      At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of invest ments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...................................   $ 4,085,867
Gross unrealized depreciation ...................................    (9,435,846)
                                                                    -----------
Net unrealized depreciation .....................................   $(5,349,979)
                                                                    ===========

*                                                Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)
================================================================================

      5. Capital Loss Carryforwards

      At October 31, 2000, the Fund had, for Federal income tax purposes, approximately $3,606,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                          2002         2003         2004         2005         2007         2008
==================================================================================================
Carryforward Amounts   $1,197,000   $  270,000   $  205,000   $  400,000   $  786,000   $  748,000
==================================================================================================

      6. Capital Shares

      At October 31, 2000, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                                Year Ended              Year Ended
                                             October 31, 2000        October 31, 1999
                                             ----------------     ---------------------
                                             Shares    Amount     Shares       Amount
                                             ------    ------     ------       ------
Shares issued on reinvestment ..........       --        --       196,443    $1,868,671
                                             ======    ======     =======    ==========

*                                                Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                            2000           1999           1998           1997          1996
                                            ----           ----           ----           ----          ----
Net Asset Value,
  Beginning of Year ..........            $   9.00       $   9.77       $   9.76       $   9.53       $   9.51
                                          --------       --------       --------       --------       --------
Income (Loss) From Operations:
  Net investment income ......                0.60           0.58           0.60           0.61           0.63
  Net realized and
    unrealized gain (loss) ...               (0.16)         (0.76)          0.03           0.24             --
                                          --------       --------       --------       --------       --------
Total Income (Loss)
  From Operations ............                0.44          (0.18)          0.63           0.85           0.63
                                          --------       --------       --------       --------       --------
Less Distributions From:
  Net investment income ......               (0.58)         (0.59)         (0.61)         (0.62)         (0.61)
  In excess of net
    investment income ........                  --             --          (0.01)            --             --
                                          --------       --------       --------       --------       --------
Total Distributions ..........               (0.58)         (0.59)         (0.62)         (0.62)         (0.61)
                                          --------       --------       --------       --------       --------
Net Asset Value,
  End of Year ................            $   8.86       $   9.00       $   9.77       $   9.76       $   9.53
                                          --------       --------       --------       --------       --------
Total Return,
  Based on Market Value ......                9.39%        (15.76)%         9.34%         17.22%         10.22%
                                          --------       --------       --------       --------       --------
Total Return,
  Based on Net Asset Value ...                5.97%         (1.79)%         6.75%          9.41%          7.39%
                                          --------       --------       --------       --------       --------
Net Assets,
  End of Year (000s) .........            $181,326       $184,085       $197,944       $194,133       $187,303
                                          ========       ========       ========       ========       ========
Ratios to Average Net Assets:
  Expenses ...................                0.71%          0.73%          0.74%          0.74%          0.77%
  Net investment income ......                6.72           6.08           6.07           6.38           6.65
Portfolio Turnover Rate ......                  27%            27%            57%            35%            17%
Market Value, End of Year ....            $  8.125       $  8.000       $ 10.125       $  9.875       $  9.000

*                                                Municipal High Income Fund Inc.
                                                    Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted o ur audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal High Income Fund Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                              /s/ KPMG LLP

New York, New York
December 11, 2000

*                                                Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
 Record        Payable         NYSE        Net Asset     Dividend   Reinvestment
  Date          Date      Closing Price*     Value*        Paid        Price
--------      --------    -------------    ---------    ---------   ------------
11/23/98      11/27/98       $10.188         $9.72       $0.0510       $9.68
12/21/98      12/24/98        10.000          9.71        0.0485        9.52
 1/26/99       1/29/99         9.625          9.73        0.0485        9.53
 2/23/99       2/26/99         9.625          9.71        0.0485        9.52
 3/23/99       3/26/99         9.750          9.67        0.0485        9.48
 4/27/99       4/30/99         9.563          9.64        0.0485        9.45
 5/25/99       5/28/99         9.250          9.58        0.0485        9.35
 6/22/99       6/25/99         9.000          9.46        0.0485        9.08
 7/27/99       7/30/99         8.938          9.46        0.0485        8.84
 8/24/99       8/27/99         8.562          9.27        0.0485        8.79
 9/21/99       9/24/99         8.375          9.22        0.0485        8.37
10/26/99      10/29/99         7.625          9.00        0.0485        7.98
11/22/99      11/26/99         7.938          9.03        0.0485        7.74
12/27/99      12/30/99         7.313          8.86        0.0485        7.38
 1/25/00       1/28/00         7.750          8.70        0.0485        7.84
 2/22/00       2/25/00         7.813          8.65        0.0485        7.66
 3/28/00       3/31/00         7.438          8.80        0.0485        7.58
 4/25/00       4/28/00         7.625          8.76        0.0485        7.62
 5/23/00       5/26/00         7.750          8.60        0.0485        7.75
 6/27/00       6/30/00         7.563          8.74        0.0485        7.85
 7/25/00       7/28/00         8.094          8.78        0.0485        8.28
 8/22/00       8/25/00        8.4375          8.84        0.0485        8.51
 9/26/00       9/29/00        8.1875          8.83        0.0485        8.36
10/24/00      10/27/00        8.1250          8.86        0.0485        8.10

----------
* As of record date.

*                                                Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                                                           Net Increase
                                            Net                  Net Realized               (Decrease)
                  Investment             Investment             and Unrealized             in Net Assets
                    Income                 Income                 Gain (Loss)             From Operations
               ------------------    -------------------      -------------------      ---------------------
Quarter                     Per                     Per                     Per                        Per
 Ended          Total      Share       Total       Share       Total       Share         Total        Share
--------       --------   -------    --------     -------     -------     -------      --------      -------
 1/31/98     $3,350,456    $0.17    $2,981,194     $0.15    $2,552,783     $0.13     $ 5,533,977      $ 0.28
 4/30/98      3,347,620     0.17     2,986,264      0.15    (1,600,055)    (0.08)      1,386,209        0.07
 7/31/98      3,383,910     0.17     3,016,338      0.15       186,317      0.01       3,202,655        0.16
10/31/98      3,350,658     0.17     2,991,461      0.15      (477,395)    (0.02)      2,514,066        0.12
 1/31/99      3,334,071     0.16     2,963,369      0.15      (585,286)    (0.03)      2,378,083        0.12
 4/30/99      3,361,488     0.16     2,990,635      0.15    (2,036,950)    (0.10)        953,685        0.05
 7/31/99      3,265,290     0.16     2,898,717      0.14    (4,105,413)    (0.20)     (1,206,696)      (0.06)
10/31/99      3,269,246     0.16     2,951,688      0.14    (8,885,590)    (0.43)     (5,933,902)      (0.29)
 1/31/00      3,388,350     0.17     3,059,977      0.15    (7,328,329)    (0.35)     (4,268,352)      (0.20)
 4/30/00      3,238,496     0.16     2,931,920      0.14     1,882,412      0.09       4,814,332        0.23
 7/31/00      3,448,458     0.17     3,122,207      0.16     1,208,370      0.05       4,330,577        0.21
10/31/00      3,397,409     0.17     3,073,407      0.15     1,195,622      0.05       4,269,029        0.20

*                                                Municipal High Income Fund Inc.
                                                      Tax Informaton (unaudited)
================================================================================

For Federal tax purposes, the Fund hereby designates for the fiscal year ended October 31, 2000:

      o 99.98% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

*                                                Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

*                                                Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                              ---------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of October 31, 2000, the Fund has not repurchased any shares.

*                                                Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Advisor and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
8800 Tinicum Blvd.
Third Floor Suite 200
Philadelphia, Pennsylvania 19153

                                [GRAPHIC OMITTED]

                                       *

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              7 World Trade Center
                               New York, NY 10048
                                 (212) 723-9218

                                  FD01049 12/00